Exhibit 99.1

The Simply Good Foods Company to Acquire Only What You Need (OWYN)

•	Adds a fast-growing, on trend, ready-to-drink protein shake brand to Simply Good Foods’ portfolio
•	A scalable, growth-oriented complementary brand with a large and growing addressable market
•	OWYN is the leading plant-based, allergen-free RTD protein shake in the marketplace
•	Management will host a conference call and webcast today at 5:00 p.m. ET

Denver, CO and New York, NY, April 29, 2024 -- The Simply Good Foods Company (Nasdaq: SMPL) (“Simply Good Foods,” or the “Company”), a developer, marketer and seller of branded nutritional foods and snacking products, and Only What You Need (“OWYN”), a leading plant-based ready-to-drink (“RTD”) protein shake brand, today announced that the companies have entered into a definitive agreement under which Simply Good Foods will acquire OWYN for $280 million in cash.

Only What You Need is the fastest growing1 RTD protein shake brand in the market and enhances Simply Good Foods’ portfolio with further diversification and provides the Company with a greater presence within the RTD protein shake segment. The addition of OWYN, which Simply Good Foods will acquire from existing investor United Nutritional Brands, an affiliate of Purchase Capital LLC, and other minority investors, builds on Simply Good Foods' leadership position within the nutritional snacking category.

“The acquisition of Only What You Need is strategically compelling as it brings a third, complementary brand to Simply Good Foods and further enhances our presence in the fast-growing RTD shake segment,” said Geoff Tanner, President and Chief Executive Officer of Simply Good Foods. “Additionally, OWYN reaches a new, incremental consumer segment which strengthens our category leading presence with retail customers. We are confident our go-to-market capabilities will accelerate profitable growth through accelerated distribution gains, increased household penetration and leveraging our cost-efficient supply chain. We'll also look to leverage the knowledge of our collective R&D teams to continue to enhance core product performance and unlock white-space growth opportunities in other forms. Over the last few years, OWYN’s net sales growth rate has been top tier within the nutritional snacking category. In 2024, we expect OWYN will achieve net sales of approximately $120 million.2 They have strong relationships with blue-chip customers in both measured and natural channels and have an impressive, profitable and growing Ecommerce business. Upon the transaction’s closing, we look forward to working with Mark Olivieri, President and Chief Executive Officer of OWYN, and his leadership team. As we proceed through integration and become one Company, Mark will continue in his role and lead the OWYN team as we look to grow the brand.”

“Since OWYN’s launch in 2017, our goal has been to bring truth and transparency to everything we do while providing the best tasting RTD protein shakes in the market,” said Mark Olivieri, President and Chief Executive Officer of OWYN. “This transaction is a continuation of our mission as Simply Good Foods is also committed to providing its consumers with quality products focused on high protein, minimal sugars and low levels of net carbohydrates. I’m extremely proud of everything the OWYN team has accomplished in establishing a $120 million2 dollar brand in such a short time,” Olivieri concluded.

1Source: Total MULO Dollar Sales for the 52 Week Period Ending March 24, 2024

2Estimated twelve months ending December 31, 2024

“We’re excited that OWYN will become part of Simply Good Foods,” said Nicholas J. Singer, Founder and Managing Partner of Purchase Capital. “This transaction will enable OWYN to leverage Simply Good Foods’ sales, marketing and go-to-market capabilities and positions the brand to reach the next level of growth.”

Compelling Strategic and Financial Benefits

Adds Attractive High Protein RTD Shake Brand with a Differentiated Position

•	A uniquely positioned brand in the fast-growing high protein RTD segment of the Nutritional Snacking category
•	Distinctive brand with a highly engaged, passionate core consumer and, increasingly, mainstream appeal
•	Great tasting, plant-based and allergen-free credentials that address a growing consumer need

Growth-oriented, Scalable Brand that is Complementary to Simply Good Foods

•	Enhances portfolio with further diversification and provides the Company with increased presence in the RTD shake segment
•	Targets a complementary incremental consumer to existing business
•	Similarities in go-to-market model should result in improved operating efficiencies, enhanced brand awareness and increased distribution
•	Opportunity for product enhancements and form innovation leveraging collective R&D capabilities
•	The transaction delivers on key growth criteria with significant cost synergies, driven by G&A and supply chain efficiencies

Financial Overview, Terms and Financing

The strategic acquisition of OWYN, which is expected to achieve net sales of approximately $120 million2 provides Simply Good Foods with additional scale and is complementary to the Company’s long-term algorithm. In the short term, the Company expects the contribution of OWYN to be below the Company margins as the Company invests in the business and achieves synergies through integration. The transaction is expected to be approximately neutral to Adjusted Diluted Earnings Per Share3 in the year subsequent to closing, excluding one-time integration expenses and costs to achieve synergies.

Under the terms of the agreement, the $280 million purchase price will be paid in cash and represents a purchase price multiple of approximately 2.3x3 estimated net sales and 13.3x2 estimated Adjusted EBITDA,3 including run-rate synergies.

Simply Good Foods intends to finance the transaction by using approximately $50 million of cash on its balance sheet as well as committed financing from Barclays and Deutsche Bank. Projected trailing twelve-month Net Debt to Adjusted EBITDA3 leverage is expected to be about 1.5x, or less, at closing.

The transaction has been approved with unanimous support by the Board of Directors of Simply Good Foods and by the governing bodies of OWYN and is expected to close by the end of fiscal year 2024, subject to satisfaction of customary closing conditions and receipt of regulatory clearance.

Advisors

Centerview Partners LLC is serving as an advisor to The Simply Good Foods Company and Fried, Frank, Harris, Shriver & Jacobson LLP is providing legal counsel in connection with the transaction. Houlihan Lokey, Inc. is serving as a financial advisor to OWYN and Greenberg Traurig, LLP is serving as its legal advisors.

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3Adjusted EBITDA, Adjusted Diluted Earnings Per Share and Net Debt to Adjusted EBITDA are non-GAAP financial measures. See Use of Non-GAAP Financial Measures below for more information.

Conference Call and Webcast Information

The Company will host a conference call with members of the executive management team to discuss this announcement on April 29, 2024, at 3:00 p.m. Mountain time (5:00 p.m. Eastern time). Investors interested in participating in the live call can dial 877-407-0792 from the U.S. and International callers can dial 201-689-8263. In addition, the call and accompanying presentation slides will be broadcast live over the Internet hosted at the “Investor Relations” section of the Company's website at http://www.thesimplygoodfoodscompany.com. A telephone replay will be available approximately two hours after the call concludes and will be available through May 6, 2024, by dialing 844-512-2921 from the U.S., or 412-317-6671 from international locations, and entering confirmation code 13746426.

FINANCIAL CONTACT:	MEDIA CONTACT:
Mark Pogharian	Jennifer Livingston
(720) 768-2681	(303) 620-8148

About The Simply Good Foods Company

The Simply Good Foods Company (Nasdaq: SMPL), headquartered in Denver, CO, is a consumer-packaged food and beverage company that is bringing nutritious snacking mainstream, with ambitious goals to raise the bar on what food can be with trusted brands and innovative products. Our product portfolio consists primarily of protein bars, ready-to-drink (RTD) shakes, sweet and salty snacks, and confectionery products marketed under the Atkins™ and Quest™ brands. We are a company that aims to lead the nutritious snacking movement and is poised to expand our healthy lifestyle platform through innovation, organic growth and investment opportunities in the snacking space. To learn more, visit Thesimplygoodfoodscompany.com.

About OWYN

OWYN (Only What You Need) is a nutrition company that unites great taste and ingredient transparency. All OWYN products contain clean, premium ingredients, with zero artificial ingredients. OWYN currently offers plant protein in five varieties, including Original 20g Protein Shakes, Pro Elite 32g Protein Shakes, Complete Nutrition Shakes, Protein Powders, and Doubleshot Protein Coffee Shakes. OWYN is a portfolio company of Purchase Capital LLC, an investment firm that provides patient capital for private and public companies that have significant potential for long-term value creation. For more information on OWYN, please visit liveowyn.com.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by or include words such as “will”, “expect”, “intends” or other similar words, phrases or expressions. These statements relate to future events or our future financial or operational performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. We caution you that these forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. You should not place undue reliance on forward-looking statements. These statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. These risks and uncertainties relate to, among other things, our ability to achieve our estimates of OWYN’s net sales and Adjusted EBITDA and our anticipated synergies from the acquisition of OWYN, our net leverage ratio post-acquisition, our Adjusted Diluted EPS post-acquisition, our ability to maintain OWYN personnel and effectively integrate OWYN, our operations being dependent on changes in consumer preferences and purchasing habits regarding our products, a global supply chain and effects of supply chain constraints and inflationary pressure on us and our contract manufacturers, our ability to continue to operate at a profit or to maintain our margins, the effect pandemics or other global disruptions on our business, financial condition and results of operations, the sufficiency of our sources of liquidity and capital, our ability to maintain current operation levels and implement our growth strategies, our ability to maintain and gain market acceptance for our products or new products, our ability to capitalize on attractive opportunities, our ability to respond to competition and changes in the economy including changes regarding inflation and increasing ingredient and packaging costs and labor challenges at our contract manufacturers and third party logistics providers, the amounts of or changes with respect to certain anticipated raw materials and other costs, difficulties and delays in achieving the synergies and cost savings in connection with acquisitions, changes in the business environment in which we operate including general financial, economic, capital market, regulatory and geopolitical conditions affecting us and the industry in which we operate, our ability to maintain adequate product inventory levels to timely supply customer orders, changes in taxes, tariffs, duties, governmental laws and regulations, the availability of or competition for other brands, assets or other opportunities for investment by us or to expand our business, competitive product and pricing activity, difficulties of managing growth profitably, the loss of one or more members of our management team, potential for increased costs and harm to our business resulting from unauthorized access of the information technology systems we use in our business, expansion of our wellness platform and other risks and uncertainties indicated in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission from time to time. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Use of Non-GAAP Financial Measures

This press release includes the use of certain measures that have not been calculated in accordance with U.S. generally acceptable accounting principles (GAAP), including Adjusted EBITDA, Adjusted Diluted EPS and Net Debt to Adjusted EBITDA ratio. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP.

EBITDA and Adjusted EBITDA are non-GAAP financial measures commonly used in our industry and should not be construed as alternatives to net income as an indicator of operating performance or as alternatives to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP). Simply Good Foods defines EBITDA as net income or loss before interest income, interest expense, income tax expense, depreciation and amortization, and Adjusted EBITDA as further adjusted to exclude the following items: stock-based compensation expense, executive transition costs and other non-core expenses. The Company believes that EBITDA and Adjusted EBITDA, when used in conjunction with net income, are useful to provide additional information to investors. Management of the Company uses EBITDA and Adjusted EBITDA to supplement net income because these measures reflect operating results of the on-going operations, eliminate items that are not directly attributable to the Company’s underlying operating performance, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to the key metrics the Company’s management uses in its financial and operational decision making.

Adjusted Diluted Earnings Per Share is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to diluted earnings per share as an indicator of operating performance. Simply Good Foods defines Adjusted Diluted Earnings Per Share as diluted earnings per share before depreciation and amortization, stock-based compensation expense and executive transition costs, on a theoretical tax effected basis of such adjustments. The tax effect of such adjustments to Adjusted Diluted Earnings Per Share is calculated by applying an overall assumed statutory tax rate to each gross adjustment as shown in the reconciliation to Adjusted EBITDA, as previously defined. The assumed statutory tax rate reflects a normalized effective tax rate estimated based on assumptions regarding the Company's statutory and effective tax rate for each respective reporting period, including the current and deferred tax effects of each adjustment, and is adjusted for the effects of tax reform, if any. The Company consistently applies the overall assumed statutory tax rate to periods throughout each fiscal year and reassesses the overall assumed statutory rate on an annual basis. The Company believes that the inclusion of these supplementary adjustments in presenting Adjusted Diluted Earnings Per Share, when used in conjunction with diluted earnings per share, are appropriate to provide additional information to investors, reflects more accurately operating results of the on-going operations, enhances the overall understanding of past financial performance and future prospects and allows for greater transparency with respect to the key metrics the Company uses in its financial and operational decision making.

Net Debt to Adjusted EBITDA is a non-GAAP financial measure which Simply Good Foods defines as the total debt outstanding under our credit agreement with Barclays Bank PLC and other parties, reduced by cash and cash equivalents, and divided by the trailing twelve months of Adjusted EBITDA, as previously defined.

The Company also believes that EBITDA, Adjusted EBITDA, Adjusted Diluted EPS and Net Debt to Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. EBITDA and Adjusted EBITDA may not be comparable to other similarly titled captions of other companies due to differences in the non-GAAP calculation.

The Company does not provide a forward-looking reconciliation of Adjusted EBITDA to Net Income, or Net Debt to Adjusted EBITDA, each the most directly comparable GAAP financial measures, expected for 2024, because we are unable to provide such a reconciliation without unreasonable effort due to the unavailability of reliable estimates for certain components of consolidated net income and the respective reconciliations, and the inherent difficulty of predicting what the changes in these components will be throughout the fiscal year. As these items may vary greatly between periods, we are unable to address the probable significance of the unavailable information, which could significantly affect our future financial results.

Use of Projections

This press release contains projections, including expected net sales, Adjusted EBITDA, net leverage ratio and cost synergies. Our independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. These projections are for illustrative purposes only and should not be relied upon as being indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if our assumptions and estimates are correct, projections are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of our future performance post-acquisition or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this press release should not be regarded as a representation by any person that the results contained in the projected information will be achieved.

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